UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) October 31, 2007

(Date of earliest event reported) October 31, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 31, 2007, we announced our results of operations for the quarter ended September 30, 2007. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release issued by ONEOK Partners, L. P. dated October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P.
By: ONEOK Partners GP, L.L.C.,
General Partner

Date: October 31, 2007	By:	/s/ Curtis L. Dinan
Senior Vice President -
Chief Financial Officer and
Treasurer

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